UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 11, 2008 we lodged the results of our Extraordinary General Meeting with the Australian Securities Exchange (“ASX”) via an E-lodgment. Each of the resolutions put to shareholders at the Company’s Extraordinary General Meeting (held on July 11, 2008), and as previously announced in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 3, 2008, were passed on a show of hands.

The resolutions put to shareholders were as follows:

(a) Resolution No. 1 – Approval of Share Issue
(b) Resolution No. 2 – Participation of Director in Placement – Mr. Robert Thomas
(c) Resolution No. 3 – Participation of Director in Placement – Mr. Tim Barberich
(d) Resolution No. 4 – Participation of Director in Placement – Dr. Denis Wade
(e) Resolution No. 5 – Participation of Director in Placement – Dr. Christine Bennett
(f) Resolution No. 6 – Participation of Related Party in Placement – Mrs. Kyrenia Thomas
(g) Resolution No. 7 – Grant of Options to Mr. Tim Barberich

A copy of the ASX E-lodgment is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 ASX E-lodgment, Results of Extraordinary General Meeting, dated July 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: July 11, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer